Exhibit 10.31




                                             May 20, 1996



Investcorp S.A.
37 rue Notre-Dame
Luxembourg

        Re:    Purchase of Common Stock of Saks Holdings, Inc.
               -----------------------------------------------

Gentlemen:

        This agreement (this "Agreement") relates to the proposed initial public offering (the "IPO") of shares of the common stock, par value $.01 per share (the "Common Stock"), of Saks Holdings, Inc., a Delaware corporation (the "Company"), for which a Registration Statement on Form S-1 has been filed with the Securities and Exchange Commission.

        The Company hereby agrees to issue and sell to Investcorp S.A., a corporation organized under the laws of Luxembourg ("Investcorp"), or to one or more affiliates of Investcorp as may be communicated to the Company by Investcorp (such affiliates of Investcorp to be referred to as the "Affiliates"), and Investcorp and the Affiliates shall have the right to purchase from the Company, at a purchase price per share equal to the initial public offering price per share less the underwriting discount as set forth on the cover page of the final prospectus relating to the IPO, an aggregate of 2,250,000 shares of Common Stock (the "Shares"). If Investcorp or the Affiliates determine to exercise this right, the Company shall deliver to Investcorp and the Affiliates, against payment by or on behalf of Investcorp and the Affiliates, certificates representing the Shares.

        This Agreement shall be binding upon, and inure solely to the benefit of, Investcorp, the Affiliates and the Company and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. This Agreement and the right granted hereunder will expire on July 18, 1996 if the right is not exercised prior thereto.

        This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

        If the foregoing is in accordance with your understanding, please sign below and return to the Company. Upon acceptance by you this letter and such acceptance shall constitute a binding agreement of the Company.

                                            Very truly yours,

                                            SAKS HOLDINGS, INC.


                                            By:_______________________
                                      Name:
                                     Title:


Accepted as of the date hereof:

INVESTCORP S.A.



By:_______________________
Name:
Title:

                                  May 20, 1996








(212) 351-3918                                                   C  80337-00053

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

        Re:    Saks Holdings, Inc. -- Amendment No. 5 to
               Registration Statement on Form S-1 File No. 333-2426
               ----------------------------------------------------

Gentlemen and Mesdames:

        On behalf of Saks Holdings, Inc., a Delaware corporation (the "Company"), and in connection with Amendment No. 5 (the "Amendment") to the above-captioned Registration Statement on Form S-1 (the "Registration Statement") filed under the Securities Act of 1933, as amended, covering the proposed offering of 16,000,000 shares of the Company's common stock, par value $0.01 per share, please find attached in electronic format the Amendment. Please note that the Amendment consists only of the Registration Statement cover page, the part II pages of the Registration Statement and a revised exhibit thereto.

        Any comments or questions concerning the Amendment should be directed to the undersigned at (212) 351-3918 or to Steven R. Finley (212) 351-3920. Thank you in advance for your assistance in processing the Amendment as expeditiously as possible.

                                            Very truly yours,

                                            /s/  J. Mitchell Dolloff

                                            J. Mitchell Dolloff
Enclosures

cc: Mr. William C-L Friar (two courtesy copies) (Room 3173, Mail Stop 3-11) Mr. Andrew A. Gerber (two courtesy copies) (Room 3166, Mail Stop 3-11)